SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                    Form 8-K



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  April 16, 1999


                              Donnelly Corporation
             (Exact name of Registrant as specified in its charter)


		Michigan                   I-9716               38-0493110
(State or other jurisdiction   (Commission File No.)   (IRS Employer
 of incorporation)                                      Identification No.)

     49 West Third Street, Holland, Michigan                49423-2813
     (Address of principal executive offices)               (Zip Code)

     Registrant's telephone number, including area code  (616) 786-7000


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Item 8.     Change in Fiscal Year

Pursuant to a resolution adopted by the Board of Directors on April 16, 1999, effective July 4, 1999, Donnelly Corporation will change the date for the end of its fiscal year from the Saturday nearest June 30 to December 31. For the transition period from July 4, 1999, to December 31, 1999, Donnelly Corporation's fiscal quarter will end on October 2, with a short year ending on December 31. A report covering the transition period of July 4 through December 31, 1999, is intended to be filed on Form 10-Q. After the transition period, the Company's fiscal quarters will end on the Saturdays nearest March 31, June 30 and September 30 with the years ending on December 31.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             DONNELLY CORPORATION
                             (Registrant)


Date:  April 28, 1999        /s/ Scott E. Reed
                             Scott E. Reed
                             Senior Vice President, Chief Financial Officer